Exhibit 24.1
HAWKINS, INC.
Power of Attorney of Director
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Hawkins, Inc., a Minnesota corporation, does hereby make, constitute and appoint PATRICK H. HAWKINS, KATHLEEN P. PEPSKI and RICHARD G. ERSTAD and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of Hawkins, Inc. to a registration statement on Form S-8 or other applicable form relating to the registration under the Securities Act of 1933 of 300,000 shares of common stock of Hawkins, Inc., par value $.05 per share ( “Common Stock”), being registered for the first time pursuant to the Hawkins, Inc. Employee Stock Purchase Plan, and any and all amendments, exhibits and supporting documents thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 11th day of March, 2011.

/s/ John S. McKeon
John S. McKeon

HAWKINS, INC.
Power of Attorney of Director
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Hawkins, Inc., a Minnesota corporation, does hereby make, constitute and appoint PATRICK H. HAWKINS, KATHLEEN P. PEPSKI and RICHARD G. ERSTAD and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of Hawkins, Inc. to a registration statement on Form S-8 or other applicable form relating to the registration under the Securities Act of 1933 of 300,000 shares of common stock of Hawkins, Inc., par value $.05 per share ( “Common Stock”), being registered for the first time pursuant to the Hawkins, Inc. Employee Stock Purchase Plan, and any and all amendments, exhibits and supporting documents thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 11th day of March, 2011.

/s/ Duane M. Jergenson
Duane M. Jergenson

HAWKINS, INC.
Power of Attorney of Director
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Hawkins, Inc., a Minnesota corporation, does hereby make, constitute and appoint PATRICK H. HAWKINS, KATHLEEN P. PEPSKI and RICHARD G. ERSTAD and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of Hawkins, Inc. to a registration statement on Form S-8 or other applicable form relating to the registration under the Securities Act of 1933 of 300,000 shares of common stock of Hawkins, Inc., par value $.05 per share ( “Common Stock”), being registered for the first time pursuant to the Hawkins, Inc. Employee Stock Purchase Plan, and any and all amendments, exhibits and supporting documents thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 11th day of March, 2011.

/s/ Daryl I. Skaar
Daryl I. Skaar

HAWKINS, INC.
Power of Attorney of Director
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Hawkins, Inc., a Minnesota corporation, does hereby make, constitute and appoint PATRICK H. HAWKINS, KATHLEEN P. PEPSKI and RICHARD G. ERSTAD and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of Hawkins, Inc. to a registration statement on Form S-8 or other applicable form relating to the registration under the Securities Act of 1933 of 300,000 shares of common stock of Hawkins, Inc., par value $.05 per share ( “Common Stock”), being registered for the first time pursuant to the Hawkins, Inc. Employee Stock Purchase Plan, and any and all amendments, exhibits and supporting documents thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 11th day of March, 2011.

/s/ James A. Faulconbridge
James A. Faulconbridge

HAWKINS, INC.
Power of Attorney of Director
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Hawkins, Inc., a Minnesota corporation, does hereby make, constitute and appoint PATRICK H. HAWKINS, KATHLEEN P. PEPSKI and RICHARD G. ERSTAD and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of Hawkins, Inc. to a registration statement on Form S-8 or other applicable form relating to the registration under the Securities Act of 1933 of 300,000 shares of common stock of Hawkins, Inc., par value $.05 per share ( “Common Stock”), being registered for the first time pursuant to the Hawkins, Inc. Employee Stock Purchase Plan, and any and all amendments, exhibits and supporting documents thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 11th day of March, 2011.

/s/ James T. Thompson
James T. Thompson

HAWKINS, INC.
Power of Attorney of Director
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Hawkins, Inc., a Minnesota corporation, does hereby make, constitute and appoint PATRICK H. HAWKINS, KATHLEEN P. PEPSKI and RICHARD G. ERSTAD and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of Hawkins, Inc. to a registration statement on Form S-8 or other applicable form relating to the registration under the Securities Act of 1933 of 300,000 shares of common stock of Hawkins, Inc., par value $.05 per share ( “Common Stock”), being registered for the first time pursuant to the Hawkins, Inc. Employee Stock Purchase Plan, and any and all amendments, exhibits and supporting documents thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 11th day of March, 2011.

/s/ Jeffrey L. Wright
Jeffrey L. Wright